PORTFOLIO OF INVESTMENTS – as of March 31, 2021 (Unaudited)

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 73.6% of Net Assets
Non-Convertible Bonds – 69.9%
	ABS Car Loan – 5.0%
$ 2,590,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.400%, 6/15/2026, 144A(a)	$2,650,671
2,660,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class D, 1.770%, 12/14/2026, 144A(a)	2,702,754
2,805,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024(a)	2,962,621
3,845,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024(a)	4,099,608
715,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class D, 2.130%, 3/18/2026	729,342
1,210,000	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A(a)	1,241,715
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A	1,073,774
330,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.730%, 9/20/2024, 144A	351,141
1,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A(a)	1,257,173
1,530,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	1,649,580
1,785,000	California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.330%, 4/15/2025(a)	1,864,113
135,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024(a)	138,199
1,435,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025(a)	1,487,173
1,125,000	CarMax Auto Owner Trust, Series 2018-4, Class D, 4.150%, 4/15/2025(a)	1,186,508
2,350,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025(a)	2,477,220
1,205,000	Credit Acceptance Auto Loan Trust, Series 2018-2A, Class C, 4.160%, 9/15/2027, 144A(a)	1,231,193
4,745,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A(a)	4,941,970
1,180,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A(a)	1,205,716
195,000	Drive Auto Receivables Trust, Series 2018-3, Class D, 4.300%, 9/16/2024(a)	200,168
2,395,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026(a)	2,519,096
1,330,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026(a)	1,386,901
1,655,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A(a)	1,705,327
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026, 144A	1,109,212
1,265,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.730%, 4/15/2026, 144A(a)	1,364,971
800,000	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.320%, 7/15/2025(a)	805,088

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Car Loan – continued
$ 635,000	First Investors Auto Owner Trust , Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A	$653,975
1,475,000	First Investors Auto Owner Trust , Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A	1,521,541
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A(a)	3,469,538
843,013	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A(a)	853,242
5,030,000	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A(a)	5,238,031
4,540,000	GLS Auto Receivables Trust, Series 2020-3A, Class C, 1.920%, 5/15/2025, 144A(a)	4,618,437
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	938,494
3,210,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028(a)	3,527,408
4,140,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025(a)	4,300,422
1,140,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026(a)	1,159,019
353,000	Tidewater Auto Receivables Trust, Series 2018-AA, Class D, 4.300%, 11/15/2024, 144A(a)	358,727
1,675,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A(a)	1,698,561

		70,678,629

	ABS Credit Card – 0.8%
775,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/17/2024, 144A	776,212
2,845,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A	2,845,430
6,995,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026(a)	7,190,415

		10,812,057

	ABS Home Equity – 6.7%
215,249	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034(a)	221,108
245,845	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(a)	252,705
344,186	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	348,130
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(a)	323,612
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(a)	2,365,826
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(a)	1,318,927
3,138,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A(a)	3,374,927
382,753	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	394,277

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$ 418,546	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	$449,963
216,118	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	215,003
1,346,626	Bayview Opportunity Master Fund V Trust, Series 2020-RN3, Class A1, 3.228%, 9/25/2035, 144A(a)(b)	1,362,293
3,150,000	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(b)(c)(d)	3,150,000
1,039,070	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(b)	1,042,568
1,920,766	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(a)(b)	1,937,911
3,765,087	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(a)(b)	3,783,600
75,073	Colony American Finance Ltd., Series 2016-1, Class C, 4.638%, 6/15/2048, 144A(a)(b)	74,958
1,304,000	Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2, 1-month LIBOR + 2.050%, 2.159%, 1/25/2040, 144A(e)	1,302,109
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A(a)	1,921,354
1,340,000	Corevest American Finance Trust, Series 2020-4, Class C, 2.250%, 12/15/2052, 144A	1,286,860
245,000	CoreVest American Finance Trust, Series 2020-2, Class C, 4.845%, 5/15/2052, 144A(b)	273,648
375,632	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033(a)	388,027
583,962	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	606,241
42,646	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.866%, 9/20/2034(a)(b)	42,906
2,421,973	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 3.048%, 12/26/2059, 144A(a)(b)	2,427,325
1,779,094	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(a)(b)	1,800,241
160,590	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033(a)	163,654
438,470	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 0.440%, 9/19/2045(e)	336,780
1,190,670	Dukinfield II PLC, Series 2, Class A, GBP 3-month LIBOR + 1.250%, 1.334%, 12/20/2052, (GBP)(a)(e)	1,646,258
1,086,773	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C05, Class 1M2, 1-month LIBOR + 2.200%, 2.309%, 1/25/2030(e)	1,097,320
1,715,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037, 144A	1,757,551
4,165,000	FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.668%, 10/19/2037, 144A	4,212,650
111,570	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2, 1-month LIBOR + 1.800%, 1.909%, 7/25/2030(e)	110,800
4,194,724	GCAT LLC, Series 2020-4, Class A1, 2.611%, 12/25/2025, 144A(a)(b)	4,191,703

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$ 385,542	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(b)	$397,994
504,823	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 1.329%, 9/25/2034(e)	484,964
2,156,015	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.420%, 0.529%, 2/25/2046(e)	1,760,660
969,092	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	1,011,636
219,780	Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.750%, 1/25/2059, 144A(b)	219,933
2,049,686	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(a)(b)	2,067,705
2,415,594	Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.438%, 5/25/2059, 144A(a)(b)	2,425,039
1,881,864	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(a)(b)	1,901,415
814,466	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A	829,182
1,301	Lehman XS Trust, Series 2006-12N, Class A2A1, 1-month LIBOR + 0.300%, 0.409%, 8/25/2046(c)(d)(e)	1,262
363,406	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.520%, 0.629%, 2/25/2046(e)	333,748
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 2.750%, 5/25/2034(a)(b)	184,058
245,294	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(a)	251,314
219,540	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(a)	225,112
264,441	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(a)	273,184
690,870	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	709,492
39,684	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 2.309%, 5/25/2036(a)(b)	40,322
245,000	Mill City Mortgage Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060, 144A(b)	250,205
333,729	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	286,655
704,771	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	734,022
3,245,850	Preston Ridge Partners Mortgage LLC, Series 2020-1A, Class A1, 2.981%, 2/25/2025, 144A(a)(b)	3,253,177
5,380,080	Preston Ridge Partners Mortgage LLC, Series 2020-5, Class A1, 3.104%, 11/25/2025, 144A(a)(b)	5,417,552
1,189,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/2035, 144A	1,198,470
715,000	Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/2035, 144A	725,241
2,803,000	Progress Residential Trust, Series 2019-SFR1, Class E, 4.466%, 8/17/2035, 144A	2,874,243
1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A	1,013,496

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$ 785,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	$778,428
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038, 144A	795,099
1,585,000	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(b)	1,585,756
1,411,961	RCO V Mortgage LLC, Series 2020-1, Class A1, 3.105%, 9/25/2025, 144A(a)(b)	1,423,218
2,464,202	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 0.419%, 7/25/2035(e)	1,813,517
336,858	Towd Point Mortgage Trust, Series 2015-2, Class 1A13, 2.500%, 11/25/2060, 144A(a)(b)	337,323
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038, 144A	1,069,973
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039, 144A	1,150,298
925,936	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(b)	927,512
1,472,265	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(a)(b)	1,472,051
4,150,056	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(a)(b)	4,128,184
2,018,967	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(b)	2,017,407
2,682,799	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(b)	2,679,848

		93,229,930

	ABS Other – 5.0%
595,243	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033, 144A	614,757
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)	815,126
350,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A(a)	354,116
917,083	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)(b)	923,121
250,000	CCG Receivables Trust, Series 2018-1, Class C, 3.420%, 6/16/2025, 144A(a)	251,175
775,000	Chesapeake Funding II LLC, Series 2017-4A, Class D, 3.260%, 11/15/2029, 144A	784,795
790,000	Chesapeake Funding II LLC, Series 2018-1A, Class C, 3.570%, 4/15/2030, 144A(a)	802,267
2,125,000	Chesapeake Funding II LLC, Series 2018-1A, Class D, 3.920%, 4/15/2030, 144A(a)	2,155,078
5,890,000	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A	5,753,747
260,522	Diamond Resorts Owner Trust, Series 2017-1A, Class C, 6.070%, 10/22/2029, 144A	266,697
1,021,310	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.530%, 1/21/2031, 144A	1,051,820

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Other – continued
$ 1,366,085	Diamond Resorts Owner Trust, Series 2019-1, Class B, 3.530%, 2/20/2032, 144A(a)	$1,400,576
2,312,746	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(c)(d)(f)(g)	868,436
1,046,820	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(c)(d)(f)(g)	159,849
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, 1/05/2030, 144A(c)(d)(f)(g)(h)	—
608,358	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(g)(i)	609,163
434,724	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032, 144A(a)	454,097
1,820,857	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A(a)	1,842,476
975,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A(a)	998,301
5,900,000	HPEFS Equipment Trust, Series 2020-2A, Class D, 2.790%, 7/22/2030, 144A(a)	6,111,259
700,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	696,565
2,047,720	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A(a)	2,050,837
1,213,814	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A(a)	1,225,289
1,582,224	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	1,526,959
436,997	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	461,750
403,899	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A(a)	411,795
3,120,000	OneMain Financial Issuance Trust, Series 2015-3A, Class B, 4.160%, 11/20/2028, 144A(a)	3,124,336
3,230,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A(a)	3,326,805
1,110,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A(a)	1,191,034
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035, 144A(a)	1,053,508
3,980,000	Republic Finance Issuance Trust, Series 2019-A, Class A, 3.430%, 11/22/2027, 144A(a)	4,036,922
3,967,743	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A(a)	3,889,171
1,868,082	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037, 144A	1,924,295
540,666	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A(a)	549,884
1,430,092	SoFi Consumer Loan Program Trust, Series 2018-2, Class B, 3.790%, 4/26/2027, 144A(a)	1,448,230
1,010,000	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A(a)	1,034,972
3,490,803	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037, 144A(a)	3,533,991

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Other – continued
$ 532,945	Sprite Ltd., Series 2017-1, Class A, 4.250%, 12/15/2037, 144A	$538,514
1,021,957	Sprite Ltd., Series 2017-1, Class B, 5.750%, 12/15/2037, 144A	938,345
413,252	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045, 144A(a)	420,738
2,791,267	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046, 144A	2,709,179
4,269,135	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A(a)	4,112,165
2,068,612	Wave LLC, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	2,032,647
614,461	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043, 144A(b)	614,768
800,069	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045, 144A(a)	789,390

		69,858,945

	ABS Student Loan – 1.1%
630,000	Commonbond Student Loan Trust, Series 2021-AGS, Class B, 1.400%, 3/25/2052, 144A	630,300
2,182,342	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A(a)	2,236,265
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A(a)	3,503,234
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A(a)	1,054,542
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A(a)	701,716
840,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069, 144A(a)	809,520
599,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 3.510%, 6/15/2032(a)(e)	599,164
1,709,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 3.453%, 3/15/2033(a)(e)	1,709,456
184,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 3.506%, 3/15/2033(a)(e)	184,049
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A(a)	831,895
864,288	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 0.856%, 10/15/2035, 144A(a)(e)	867,488
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A(a)	195,728
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A(a)	514,882
505,486	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(a)	513,805
125,000	SoFi Professional Loan Program LLC, Series 2016-C, Class B, 3.350%, 5/25/2037, 144A(a)(b)	127,450
1,350,000	SoFi Professional Loan Program Trust, Series 2020-A, Class BFX, 3.120%, 5/15/2046, 144A(a)	1,381,614

		15,861,108

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Whole Business – 1.6%
$ 4,129,693	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A(a)	$4,424,456
980,075	Arbys Funding LLC, Series 2020-1A, Class A2, 3.237%, 7/30/2050, 144A	999,275
699,350	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	755,256
2,942,980	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A(a)	3,168,353
1,162,088	Hardee’s Funding LLC, Series 2020-1A, Class A2, 3.981%, 12/20/2050, 144A	1,199,710
1,297,725	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	1,298,685
2,681,063	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	2,570,174
2,555,625	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A(a)	2,723,355
4,058,663	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A(a)	4,277,465
703,763	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A	742,772
900,000	Wingstop Funding LLC, Series 2020-1A, Class A2, 2.841%, 12/05/2050, 144A	911,457

		23,070,958

	Aerospace & Defense – 3.2%
6,430,000	Boeing Co. (The), 2.196%, 2/04/2026(a)	6,410,061
1,635,000	Boeing Co. (The), 2.250%, 6/15/2026(a)	1,637,300
700,000	Boeing Co. (The), 2.950%, 2/01/2030	698,052
70,000	Boeing Co. (The), 3.100%, 5/01/2026	74,148
290,000	Boeing Co. (The), 3.250%, 2/01/2035	281,044
1,065,000	Boeing Co. (The), 3.375%, 6/15/2046	941,772
30,000	Boeing Co. (The), 3.550%, 3/01/2038	29,012
90,000	Boeing Co. (The), 3.625%, 3/01/2048	83,081
295,000	Boeing Co. (The), 3.650%, 3/01/2047	270,997
2,135,000	Boeing Co. (The), 3.750%, 2/01/2050(a)	2,039,117
375,000	Boeing Co. (The), 3.825%, 3/01/2059	348,882
325,000	Boeing Co. (The), 3.850%, 11/01/2048	313,614
1,420,000	Boeing Co. (The), 3.900%, 5/01/2049(a)	1,377,789

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Aerospace & Defense – continued
$ 575,000	Boeing Co. (The), 3.950%, 8/01/2059	$552,754
3,185,000	Boeing Co. (The), 5.150%, 5/01/2030(a)	3,668,309
1,105,000	Boeing Co. (The), 5.705%, 5/01/2040(a)	1,352,218
8,950,000	Boeing Co. (The), 5.805%, 5/01/2050(a)	11,267,606
1,685,000	Boeing Co. (The), 5.930%, 5/01/2060(a)	2,162,066
1,340,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	1,390,438
895,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	932,814
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	2,996,734
305,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	298,900
2,580,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	2,775,306
3,010,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	3,191,202

		45,093,216

	Airlines – 0.6%
640,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	666,042
735,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	781,783
6,644,106	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029(a)	6,460,462
720,000	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	747,605

		8,655,892

	Automotive – 1.2%
1,775,000	Allison Transmission, Inc., 3.750%, 1/30/2031, 144A	1,719,531
330,000	General Motors Co., 5.200%, 4/01/2045	378,909
2,530,000	General Motors Co., 5.400%, 4/01/2048(a)	2,999,142
7,195,000	General Motors Co., 5.950%, 4/01/2049(a)	9,129,861
1,455,000	General Motors Financial Co, Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(j)	1,526,004
470,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(j)	507,600

		16,261,047

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Banking – 3.2%
$ 345,000	Ally Financial, Inc., 3.875%, 5/21/2024	$372,689
325,000	Ally Financial, Inc., 4.625%, 3/30/2025	361,509
2,000,000	Ally Financial, Inc., 5.750%, 11/20/2025	2,272,155
44,570,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 38.125%, 11/07/2022, 144A, (ARS)(e)	319,593
21,970,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	128,005
1,200,000	Banco Santander S.A., 2.749%, 12/03/2030(a)	1,143,030
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035(a)	4,466,422
685,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A(a)	685,856
3,410,000	Credit Suisse AG, 0.495%, 2/02/2024(a)	3,371,603
1,430,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A(a)	1,522,592
2,795,000	Deutsche Bank AG, (fixed rate to 1/14/2031, variable rate thereafter), 3.729%, 1/14/2032	2,710,124
5,995,000	Deutsche Bank AG, (fixed rate to 4/01/2024, variable rate thereafter), 1.447%, 4/01/2025	5,992,913
1,265,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031(a)	1,306,222
6,690,000	JPMorgan Chase & Co., (fixed rate to 3/24/2030, variable rate thereafter), 4.493%, 3/24/2031(a)	7,708,040
5,195,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A(a)	5,186,883
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A(a)	3,449,414
1,100,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A(a)	1,248,489
2,255,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A(a)	2,264,011

		44,509,550

	Building Materials – 1.2%
1,712,000	Builders FirstSource, Inc., 6.750%, 6/01/2027, 144A	1,842,540
5,865,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	5,724,240
3,360,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	3,633,874
1,725,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	1,889,737
200,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	204,040
1,970,000	Standard Industries, Inc., 4.375%, 7/15/2030, 144A	1,987,730

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Building Materials – continued
$ 805,000	Vulcan Materials Co., 3.500%, 6/01/2030(a)	$863,162

		16,145,323

	Cable Satellite – 1.6%
5,670,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	5,681,283
1,585,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	1,615,432
1,050,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032, 144A	1,063,125
310,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	332,475
1,610,000	CSC Holdings LLC, 4.125%, 12/01/2030, 144A	1,599,181
2,710,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	2,665,597
1,060,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	1,171,300
1,355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	1,421,463
110,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	118,937
1,660,000	Virgin Media Finance PLC, 5.000%, 7/15/2030, 144A	1,657,925
1,225,000	Virgin Media Secured Finance PLC, 5.500%, 8/15/2026, 144A	1,271,066
1,725,000	Ziggo BV, 4.875%, 1/15/2030, 144A	1,764,813
1,372,000	Ziggo BV, 5.500%, 1/15/2027, 144A	1,428,595

		21,791,192

	Chemicals – 0.5%
1,045,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	1,033,505
2,115,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	2,124,877
1,335,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	1,340,727
210,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	210,000
2,305,000	Nutrition & Biosciences, Inc., 2.300%, 11/01/2030, 144A(a)	2,234,248

		6,943,357

	Collateralized Mortgage Obligations – 0.0%
660,712	New Residential Mortgage Loan Trust, Series 2020-NPL2, Class A1, 3.228%, 8/25/2060, 144A(b)	665,611

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Construction Machinery – 0.4%
$5,460,000	United Rentals North America, Inc., 4.000%, 7/15/2030	$5,556,915

	Consumer Cyclical Services – 2.5%
3,325,000	Booking Holdings, Inc., 4.625%, 4/13/2030(a)	3,873,145
270,000	eBay, Inc., 4.000%, 7/15/2042(a)	286,184
1,205,000	Expedia Group, Inc., 2.950%, 3/15/2031, 144A	1,188,492
7,420,000	Expedia Group, Inc., 3.250%, 2/15/2030	7,467,828
1,475,000	Expedia Group, Inc., 3.800%, 2/15/2028	1,562,282
1,375,000	Expedia Group, Inc., 4.625%, 8/01/2027, 144A	1,528,478
1,930,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	2,232,454
2,460,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	2,416,950
2,255,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	2,205,841
515,000	Uber Technologies, Inc., 7.500%, 5/15/2025, 144A	555,773
600,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	653,520
5,430,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,997,873
5,160,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	5,585,700

		35,554,520

	Consumer Products – 0.1%
930,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A(a)	907,234

	Diversified Manufacturing – 0.2%
1,515,000	General Electric Co., 3.625%, 5/01/2030(a)	1,631,147
720,000	General Electric Co., 4.350%, 5/01/2050(a)	799,160

		2,430,307

	Electric – 2.0%
965,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	1,031,662
5,295,000	Calpine Corp., 3.750%, 3/01/2031, 144A	5,046,665
1,165,000	Calpine Corp., 5.125%, 3/15/2028, 144A	1,170,417
6,695,000	Edison International, (fixed rate to 3/15/2026, variable rate thereafter), 5.375%(j)	6,787,391

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Electric – continued
$270,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030, 144A	$294,127
480,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	513,600
1,075,000	NRG Energy, Inc., 5.750%, 1/15/2028	1,142,188
1,785,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	1,548,961
2,135,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	2,078,144
255,000	Pacific Gas & Electric Co., 4.950%, 7/01/2050	262,062
605,000	Southern California Edison Co., 3.650%, 2/01/2050(a)	598,485
170,000	Southern California Edison Co., 4.000%, 4/01/2047(a)	175,119
215,000	Southern California Edison Co., Series C, 4.125%, 3/01/2048(a)	225,283
6,485,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A(a)	6,754,676

		27,628,780

	Finance Companies – 4.0%
905,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.650%, 7/21/2027	949,641
2,430,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028(a)	2,546,230
1,140,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.500%, 7/15/2025	1,328,987
5,165,000	Air Lease Corp., 3.125%, 12/01/2030(a)	5,149,688
2,755,000	Air Lease Corp., 3.375%, 7/01/2025(a)	2,910,060
2,630,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(j)	2,597,125
6,000,000	Aircastle Ltd., 4.250%, 6/15/2026(a)	6,352,604
875,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	852,515
1,480,000	Aviation Capital Group LLC, 5.500%, 12/15/2024, 144A(a)	1,654,847
5,205,000	FS KKR Capital Corp., 3.400%, 1/15/2026	5,162,689
5,755,000	GE Capital Funding LLC, 4.400%, 5/15/2030, 144A(a)	6,515,538
1,170,000	General Motors Financial Co., Inc., Series B, (fixed rate to 9/30/2028, variable rate thereafter), 6.500%(j)	1,272,375
90,000	Navient Corp., 5.875%, 10/25/2024	94,510
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	5,687

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Finance Companies – continued
$1,595,000	OneMain Finance Corp., 8.875%, 6/01/2025	$1,766,941
4,160,000	Owl Rock Capital Corp., 3.400%, 7/15/2026	4,213,576
5,865,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	6,158,250
2,220,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,136,750
4,250,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	4,090,625

		55,758,638

	Financial Other – 0.5%
580,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029, 144A	566,782
2,595,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	2,694,739
2,525,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	2,607,062
485,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	508,038

		6,376,621

	Food & Beverage – 1.0%
3,256,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050(a)	3,243,236
1,455,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,524,462
2,305,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049	2,585,317
715,000	Kraft Heinz Foods Co., 5.000%, 6/04/2042	807,700
680,000	Lamb Weston Holdings, Inc., 4.875%, 5/15/2028, 144A	734,264
3,300,000	MARB BondCo. PLC, 3.950%, 1/29/2031, 144A	3,137,475
1,135,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	1,193,747
385,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	382,879

		13,609,080

	Gaming – 0.5%
2,670,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 3.875%, 2/15/2029, 144A	2,659,654
600,000	Playtika Holding Corp., 4.250%, 3/15/2029, 144A	591,120
2,940,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	3,141,713

		6,392,487

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Government Owned—No Guarantee – 2.0%
$845,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	$852,173
103,800,000	Export-Import Bank of Korea, MTN, 6.750%, 8/09/2022, (INR)(a)	1,438,639
4,801,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)(a)	1,399,510
2,545,000	Indian Railway Finance Corp. Ltd., 2.800%, 2/10/2031, 144A	2,426,963
12,050,000	Petroleos Mexicanos, 5.950%, 1/28/2031(a)	11,568,000
5,290,000	Petroleos Mexicanos, 6.625%, 6/15/2035(a)	5,025,500
4,075,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A(a)	3,687,670
1,770,000	YPF S.A., 6.950%, 7/21/2027, 144A	1,073,063

		27,471,518

	Health Insurance – 0.3%
3,630,000	Centene Corp., 2.500%, 3/01/2031	3,466,723
570,000	Centene Corp., 3.000%, 10/15/2030	569,054
300,000	Centene Corp., 4.625%, 12/15/2029	324,691

		4,360,468

	Healthcare – 0.7%
475,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029, 144A	475,751
505,000	Charles River Laboratories International, Inc., 4.000%, 3/15/2031, 144A	513,358
380,000	Encompass Health Corp., 4.750%, 2/01/2030	390,906
2,650,000	HCA, Inc., 3.500%, 9/01/2030	2,672,445
3,240,000	Hologic, Inc., 3.250%, 2/15/2029, 144A	3,199,500
735,000	IQVIA, Inc., 5.000%, 5/15/2027, 144A	776,009
890,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	912,232
340,000	Tenet Healthcare Corp., 4.875%, 1/01/2026, 144A	353,518
135,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	136,897
625,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	652,344
255,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	269,246

		10,352,206

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Home Construction – 0.1%
$1,361,000	Lennar Corp., 4.750%, 11/29/2027	$1,562,592
310,000	Lennar Corp., 4.875%, 12/15/2023	338,622
30,000	Lennar Corp., 5.000%, 6/15/2027	34,500

		1,935,714

	Independent Energy – 1.1%
4,360,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	4,497,258
1,670,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	1,740,862
1,515,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	1,537,149
1,985,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	1,984,286
140,000	EQT Corp., 5.000%, 1/15/2029	149,800
1,300,000	Hess Corp., 5.600%, 2/15/2041	1,499,677
1,790,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	1,955,414
1,295,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	1,417,429
62,000	Occidental Petroleum Corp., 2.700%, 2/15/2023	61,859
885,000	Occidental Petroleum Corp., 2.900%, 8/15/2024	875,300
340,000	Occidental Petroleum Corp., 3.500%, 6/15/2025	336,600
75,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	79,320

		16,134,954

	Leisure – 0.6%
2,735,000	Carnival Corp., 5.750%, 3/01/2027, 144A	2,806,794
1,560,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	1,575,600
570,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	580,687
3,090,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	3,105,450

		8,068,531

	Life Insurance – 0.7%
1,530,000	Athene Holding Ltd., 3.500%, 1/15/2031(a)	1,572,209
1,110,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	1,169,911

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Life Insurance – continued
$6,780,000	New York Life Global Funding, 3-month LIBOR + 0.320%, 0.513%, 8/06/2021, 144A(a)(e)	$6,787,661

		9,529,781

	Local Authorities – 0.1%
67,000,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.750%, 37.855%, 4/12/2025, 144A, (ARS)(e)	395,925
216,360,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830%, 37.932%, 5/31/2022, (ARS)(e)	1,407,145

		1,803,070

	Lodging – 0.5%
590,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	572,654
2,055,000	Hilton Domestic Operating Co., Inc., 4.000%, 5/01/2031, 144A	2,053,520
360,000	Hyatt Hotels Corp., 5.375%, 4/23/2025	403,907
665,000	Hyatt Hotels Corp., 5.750%, 4/23/2030	777,181
440,000	Marriott International, Inc., Series EE, 5.750%, 5/01/2025	504,897
695,000	Marriott International, Inc., Series FF, 4.625%, 6/15/2030	777,493
730,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	756,689
195,000	Travel & Leisure Co., 6.000%, 4/01/2027	215,963
960,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	1,089,936

		7,152,240

	Media Entertainment – 1.6%
1,240,000	AMC Networks, Inc., 4.250%, 2/15/2029	1,205,900
2,745,000	Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/2027, 144A	2,760,784
2,830,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,851,225
2,400,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	2,468,664
750,000	iHeartCommunications, Inc., 6.375%, 5/01/2026	795,938
3,150,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	3,378,375
415,000	Lamar Media Corp., 3.750%, 2/15/2028	414,481
825,000	Lamar Media Corp., 4.000%, 2/15/2030	822,707
615,000	Netflix, Inc., 4.875%, 4/15/2028	695,719

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Media Entertainment – continued
$3,385,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	$3,897,963
710,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	839,610
665,000	Netflix, Inc., 5.875%, 11/15/2028	804,363
780,000	Netflix, Inc., 6.375%, 5/15/2029	967,200
1,075,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	1,034,687

		22,937,616

	Metals & Mining – 1.6%
2,655,000	ABJA Investment Co. Pte Ltd., 5.450%, 1/24/2028	2,737,332
400,000	ABJA Investment Co. Pte Ltd., 5.950%, 7/31/2024	431,988
690,000	Antofagasta PLC, 2.375%, 10/14/2030, 144A(a)	673,854
4,515,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	4,673,025
425,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	432,437
1,755,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,812,037
2,345,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	2,387,515
1,270,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	1,347,152
885,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	963,079
2,720,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	3,238,201
735,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	884,205
1,155,000	Newcrest Finance Pty Ltd., 3.250%, 5/13/2030, 144A	1,208,563
625,000	Novelis Corp., 4.750%, 1/30/2030, 144A	644,187
360,000	Reliance Steel & Aluminum Co., 2.150%, 8/15/2030(a)	345,467
435,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	445,845

		22,224,887

	Midstream – 1.1%
5,460,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	5,754,614
3,335,000	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 9/30/2040, 144A	3,215,348
290,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	299,305

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Midstream – continued
$300,000	Kinder Morgan, Inc., 5.050%, 2/15/2046	$338,538
3,745,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030	4,202,594
795,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032, 144A	747,713
800,000	Tennessee Gas Pipeline Co. LLC, 7.000%, 3/15/2027	1,008,094

		15,566,206

	Non-Agency Commercial Mortgage-Backed Securities – 2.8%
2,995,000	Barclays Commercial Mortgage Securities, Series 2020-BID, Class B, 1-month LIBOR + 2.540%, 2.646%, 10/15/2037, 144A(a)(e)	3,013,769
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.536%, 12/10/2044(a)(b)	136,046
790,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 3.706%, 1/15/2034, 144A(e)	777,798
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	4,693,957
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(b)	779,390
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(b)	2,615,517
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.406%, 8/10/2044, 144A(b)	453,396
3,905,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.406%, 8/10/2044, 144A(b)	2,383,033
300,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)(b)	301,303
405,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class C, 4.623%, 10/15/2045, 144A(a)(b)	377,170
1,325,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.419%, 12/15/2047, 144A(a)(b)	1,353,091
785,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class B, 5.200%, 6/15/2044, 144A(a)(b)	792,152
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.455%, 6/15/2044, 144A(b)	1,473,903
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.455%, 6/15/2044, 144A(b)(g)(i)	1,631,481
2,214,048	Motel 6 Trust, Series 2017-M6MZ, Class M, 1-month LIBOR + 6.927%, 7.033%, 8/15/2024, 144A(e)	2,131,921
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1-month LIBOR + 2.750%, 2.856%, 11/15/2027, 144A(c)(d)(e)(g)	471,617
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 3.606%, 11/15/2027, 144A(c)(d)(e)(g)	1,020,300
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 4.506%, 11/15/2027, 144A(c)(d)(e)(g)	311,975
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.885%, 5/10/2063, 144A(b)(g)(i)	342,500
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.229%, 11/15/2059(a)(b)	367,201

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Non-Agency Commercial Mortgage-Backed Securities – continued
$545,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(a)(b)	$531,866
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.038%, 9/15/2031, 144A(a)(b)	4,784,837
3,739,189	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.849%, 3/15/2044, 144A(b)	2,014,455
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 5.226%, 6/15/2044, 144A(b)	1,032,726
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.362%, 12/15/2045(a)(b)	2,001,716
725,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.808%, 6/15/2045(b)	524,005
1,875,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class D, 4.808%, 6/15/2045, 144A(b)	1,094,809
975,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.808%, 6/15/2045, 144A(b)(g)(i)	497,112
985,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	1,019,067

		38,928,113

	Paper – 0.2%
2,235,000	Suzano Austria GmbH, 3.750%, 1/15/2031	2,299,301

	Pharmaceuticals – 1.2%
765,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	734,400
300,000	Perrigo Finance Unlimited Co., 3.150%, 6/15/2030	294,574
1,665,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, (EUR)	2,147,800
10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	8,811,232
1,860,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	2,054,742
2,445,000	Viatris, Inc., 4.000%, 6/22/2050, 144A(a)	2,491,580

		16,534,328

	Property & Casualty Insurance – 0.4%
5,240,000	American International Group, Inc., 4.375%, 6/30/2050(a)	5,981,445

	REITs - Health Care – 0.0%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	425,284

	REITs - Mortgage – 0.1%
1,630,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	1,605,550

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	REITs - Mortgage – continued
$390,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	$390,000

		1,995,550

	Restaurants – 1.0%
435,000	1011778 B.C. ULC/New Red Finance, Inc., 3.875%, 1/15/2028, 144A	439,672
5,765,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	5,792,211
2,115,000	McDonald’s Corp., MTN, 3.625%, 9/01/2049(a)	2,207,776
2,100,000	Yum! Brands, Inc., 3.625%, 3/15/2031	2,018,625
2,680,000	Yum! Brands, Inc., 4.625%, 1/31/2032	2,733,613
920,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	972,716

		14,164,613

	Retailers – 0.7%
4,690,000	7-Eleven, Inc., 0.800%, 2/10/2024, 144A	4,674,501
525,000	AutoNation, Inc., 4.750%, 6/01/2030	605,359
1,325,000	Carvana Co., 5.625%, 10/01/2025, 144A	1,360,165
1,325,000	Carvana Co., 5.875%, 10/01/2028, 144A	1,367,175
400,000	Dollar General Corp., 3.500%, 4/03/2030	431,253
420,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	435,937
570,000	Murphy Oil USA, Inc., 3.750%, 2/15/2031, 144A	560,267

		9,434,657

	Sovereigns – 0.4%
6,270,000	Mexico Government International Bond, 3.771%, 5/24/2061(a)	5,552,963

	Supermarkets – 0.0%
402,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	415,145

	Supranational – 0.1%
119,540,000	International Finance Corp., 5.850%, 11/25/2022, (INR)(a)	1,645,123

	Technology – 3.3%
475,000	Broadcom, Inc., 4.150%, 11/15/2030	512,696
6,185,000	Broadcom, Inc., 4.300%, 11/15/2032	6,733,835

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Technology – continued
$2,735,000	Broadcom, Inc., 4.750%, 4/15/2029	$3,075,177
1,655,000	Broadcom, Inc., 5.000%, 4/15/2030	1,886,231
1,615,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,599,867
1,470,000	CommScope, Inc., 6.000%, 3/01/2026, 144A	1,548,917
3,815,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	4,051,835
3,610,000	Equinix, Inc., 2.150%, 7/15/2030	3,432,175
375,000	Equinix, Inc., 3.200%, 11/18/2029	389,867
1,365,000	Gartner, Inc., 3.750%, 10/01/2030, 144A	1,353,711
1,375,000	Iron Mountain, Inc., 5.000%, 7/15/2028, 144A	1,405,938
1,375,000	Iron Mountain, Inc., 5.250%, 7/15/2030, 144A	1,418,725
1,585,000	Micron Technology, Inc., 4.663%, 2/15/2030	1,800,459
5,645,000	Micron Technology, Inc., 5.327%, 2/06/2029	6,640,961
2,305,000	MSCI, Inc., 3.625%, 9/01/2030, 144A	2,343,839
1,660,000	Nokia OYJ, EMTN, 2.000%, 3/11/2026, (EUR)	2,022,206
575,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.150%, 5/01/2027, 144A	611,019
330,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030, 144A	348,464
570,000	Open Text Corp., 3.875%, 2/15/2028, 144A	574,486
530,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	537,256
1,550,000	Qorvo, Inc., 3.375%, 4/01/2031, 144A	1,518,830
240,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	286,200
1,325,000	Sensata Technologies BV, 4.000%, 4/15/2029, 144A	1,348,890
535,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	569,802

		46,011,386

	Transportation Services – 0.4%
1,855,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	1,967,209
2,650,000	GMR Hyderabad International Airport Ltd., 4.750%, 2/02/2026, 144A	2,658,427

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Transportation Services – continued
$1,645,000	GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024	$1,690,303

		6,315,939

	Treasuries – 2.3%
35,003(†††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	6,579,043
1,346,875(††††)	Mexican Fixed Rate Bonds, 6.750%, 3/09/2023, (MXN)	6,808,672
338,660,000	Republic of South Africa Government Bond, Series 2037, 8.500%, 1/31/2037, (ZAR)	18,285,272

		31,672,987

	Wireless – 2.9%
2,375,000	American Tower Corp., 2.100%, 6/15/2030(a)	2,260,033
1,480,000	Bharti Airtel Ltd., 3.250%, 6/03/2031, 144A	1,444,958
5,430,000	Crown Castle International Corp., 2.250%, 1/15/2031(a)	5,219,030
4,365,000	HTA Group Ltd. Co., 7.000%, 12/18/2025, 144A	4,637,812
3,769,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	4,014,663
225,000	Millicom International Cellular S.A., 4.500%, 4/27/2031, 144A	234,000
657,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	690,376
3,680,000	SBA Communications Corp., 3.125%, 2/01/2029, 144A	3,537,032
330,000	Sprint Capital Corp., 6.875%, 11/15/2028	416,120
6,780,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	6,830,850
3,350,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	3,375,125
6,700,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A(a)	7,271,912
550,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	562,719

		40,494,630

	Wirelines – 0.8%
5,990,000	AT&T, Inc., 3.650%, 6/01/2051(a)	5,793,483
470,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	483,710
5,215,000	Verizon Communications, Inc., 3.550%, 3/22/2051	5,207,682

		11,484,875

	Total Non-Convertible Bonds (Identified Cost $984,917,223)	978,684,927

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Convertible Bonds – 3.7%
	Airlines – 0.3%
$915,000	JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	$1,005,402
2,170,000	Southwest Airlines Co., 1.250%, 5/01/2025(a)	3,725,619

		4,731,021

	Cable Satellite – 1.0%
1,635,000	DISH Network Corp., Zero Coupon, 0.000%, 12/15/2025, 144A(s)	1,729,830
4,280,000	DISH Network Corp., 2.375%, 3/15/2024	4,114,150
7,230,000	DISH Network Corp., 3.375%, 8/15/2026	6,950,199
1,195,000	Liberty Media Corp., 0.500%, 12/01/2050, 144A	1,382,615

		14,176,794

	Communications – 0.1%
1,960,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026, 144A(s)	1,852,200

	Consumer Cyclical Services – 0.3%
1,250,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(s)	1,364,375
955,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.734%, 2/15/2026, 144A(k)	903,072
1,670,000	Uber Technologies, Inc., Zero Coupon, 0.000%, 12/15/2025, 144A(s)	1,754,543

		4,021,990

	Diversified Manufacturing – 0.1%
600,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	652,500

	Electric – 0.0%
590,000	Sunrun, Inc., Zero Coupon, 0.000%, 2/01/2026, 144A(s)	529,924

	Healthcare – 0.4%
915,000	SmileDirectClub, Inc., Zero Coupon, 0.000%, 2/01/2026, 144A(s)	801,197
4,030,000	Teladoc Health, Inc., 1.250%, 6/01/2027, 144A	4,478,539

		5,279,736

	Industrial Other – 0.0%
530,000	Chegg, Inc., Zero Coupon, 0.000%, 9/01/2026, 144A(s)	569,750

	Lodging – 0.2%
1,775,000	Marriott Vacations Worldwide Corp., Zero Coupon, 0.000%, 1/15/2026, 144A(s)	2,102,266

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Convertible Bonds – continued
	Pharmaceuticals – 1.0%
$1,270,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	$1,285,113
7,130,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	6,991,678
855,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027, 144A(s)	1,096,537
1,165,000	Halozyme Therapeutics, Inc., 0.250%, 3/01/2027, 144A	1,060,878
605,000	Jazz Investments I Ltd., 2.000%, 6/15/2026, 144A	776,669
220,000	Livongo Health, Inc., 0.875%, 6/01/2025, 144A	373,032
1,325,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	1,781,297

		13,365,204

	Technology – 0.3%
120,000	Bentley Systems, Inc., 0.125%, 1/15/2026, 144A	124,027
785,000	LivePerson, Inc., Zero Coupon, 0.000%, 12/15/2026, 144A(s)	790,888
470,000	Lumentum Holdings, Inc., 0.500%, 12/15/2026	546,657
1,095,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025, 144A	1,352,325
1,050,000	Shift4 Payments, Inc., Zero Coupon, 0.000%, 12/15/2025, 144A(s)	1,313,130

		4,127,027

	Total Convertible Bonds (Identified Cost $50,107,715)	51,408,412

	Total Bonds and Notes (Identified Cost $1,035,024,938)	1,030,093,339

Senior Loans – 0.5%
	Cable Satellite – 0.2%
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6-month EURIBOR + 3.000%, 3.000%, 1/31/2029, (EUR)(e)	2,247,762

	Consumer Products – 0.1%
1,192,013	Weber-Stephen Products LLC, Term Loan B, 1-month LIBOR + 3.250%, 4.000%, 10/30/2027(e)	1,190,522

	Gaming – 0.2%
3,225,000	Playtika Holding Corp., 2021 Term Loan, 3/13/2028(l)	3,204,844

	Property & Casualty Insurance – 0.0%
623,268	AmWINS Group, Inc., 2021 Term Loan B, LIBOR + 2.250%, 3.000%, 2/19/2028(m)	618,207

	Total Senior Loans (Identified Cost $7,159,674)	7,261,335

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations – 5.2%
$1,350,000	AGL CLO 3 Ltd., Series 2020-3A, Class C, 3-month LIBOR + 2.150%, 2.391%, 1/15/2033, 144A(a)(e)	$1,349,266
1,740,000	AGL CLO 3 Ltd., Series 2020-3A, Class D, 3-month LIBOR + 3.300%, 3.541%, 1/15/2033, 144A(e)	1,744,142
1,155,000	AIG CLO Ltd., Series 2019-1A, Class E, 3-month LIBOR + 6.620%, 6.861%, 4/15/2032, 144A(e)	1,146,947
865,000	Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class DR, 3-month LIBOR + 4.000%, 4.241%, 7/15/2032, 144A(e)	865,867
480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3-month LIBOR + 1.950%, 2.173%, 7/16/2031, 144A(a)(e)	480,120
3,175,000	Apidos CLO XXIII, Series 2015-23A, Class CR, 3-month LIBOR + 2.000%, 2.241%, 4/15/2033, 144A(a)(e)	3,089,277
2,940,000	ARES XLIV CLO Ltd., Series 2017-44A, Class E, 3-month LIBOR + 8.050%, 8.291%, 10/15/2029, 144A(e)	2,941,534
1,105,000	Atlas Senior Loan Fund Ltd., Series 2021-16A, Class D, 3-month LIBOR + 3.700%, 3.843%, 1/20/2034, 144A(e)	1,105,951
400,000	Ballyrock CLO Ltd., Series 2018-1A, Class C, 3-month LIBOR + 3.150%, 3.374%, 4/20/2031, 144A(e)	390,494
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3-month LIBOR + 2.800%, 3.041%, 1/15/2033, 144A(a)(e)	848,406
1,830,000	Basswood Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.650%, 4/20/2034, 144A(c)(d)(e)(r)	1,830,000
2,145,000	Battalion CLO XIV Ltd., Series 2019-14A, Class E, 3-month LIBOR + 6.680%, 6.904%, 4/20/2032, 144A(e)	2,122,137
500,000	Battalion CLO XVI Ltd., Series 2019-16A, Class D, 3-month LIBOR + 4.360%, 4.584%, 12/19/2032, 144A(e)	502,875
1,915,000	BlueMountain CLO XXIV Ltd., Series 2019-24A, Class C, 3-month LIBOR + 2.700%, 2.924%, 4/20/2031, 144A(a)(e)	1,909,312
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.191%, 4/15/2029, 144A(a)(e)	915,751
455,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 2.150%, 2.374%, 10/20/2029, 144A(a)(e)	454,141
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 2.023%, 1/20/2031, 144A(a)(e)	400,338
1,575,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class CR, 3-month LIBOR + 2.250%, 2.463%, 4/27/2027, 144A(a)(e)	1,551,481
500,000	Catamaran CLO Ltd., Series 2013-1A, Class CR, 3-month LIBOR + 1.800%, 2.013%, 1/27/2028, 144A(a)(e)	495,305
730,000	CIFC Funding II Ltd., Series 2013-2A, Class A3LR, 3-month LIBOR + 1.950%, 2.176%, 10/18/2030, 144A(a)(e)	729,100
265,000	CIFC Funding II Ltd., Series 2014-2RA, Class A3, 3-month LIBOR + 1.900%, 2.118%, 4/24/2030, 144A(a)(e)	264,798
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3-month LIBOR + 5.850%, 6.091%, 10/15/2030, 144A(e)	833,237
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3-month LIBOR + 1.750%, 1.973%, 4/18/2031, 144A(a)(e)	242,670
615,000	Dryden 80 CLO Ltd., Series 2019-80A, Class D1, 3-month LIBOR + 4.100%, 4.323%, 1/17/2033, 144A(e)	620,961
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3-month LIBOR + 1.850%, 2.091%, 4/15/2029, 144A(a)(e)	300,258
330,000	Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, 3-month LIBOR + 2.400%, 2.594%, 11/15/2026, 144A(a)(e)	326,901
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3-month LIBOR + 5.850%, 6.032%, 11/22/2031, 144A(e)	1,336,124
650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3-month LIBOR + 2.950%, 3.191%, 10/15/2030, 144A(e)	645,686

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations – continued
$320,000	Goldentree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3-month LIBOR + 1.900%, 2.124%, 4/20/2030, 144A(a)(e)	$320,377
990,000	Hayfin Kingsland XI Ltd., Series 2019-2A, Class E, 3-month LIBOR + 6.900%, 7.124%, 7/20/2032, 144A(e)	993,450
1,110,000	LCM 30 Ltd., Series 30A, Class D, 3-month LIBOR + 3.750%, 3.974%, 4/20/2031, 144A(e)	1,110,504
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3-month LIBOR + 2.150%, 2.368%, 1/23/2031, 144A(a)(e)	475,542
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 3.218%, 1/23/2031, 144A(e)	300,016
3,300,000	Neuberger Berman CLO Ltd., Series 2013-14A, Class CR2, 3-month LIBOR + 1.900%, 2.119%, 1/28/2030, 144A(a)(e)	3,295,826
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3-month LIBOR + 7.230%, 7.448%, 10/20/2032, 144A(e)	2,095,499
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3-month LIBOR + 5.750%, 5.974%, 10/20/2030, 144A(e)	471,868
1,420,000	Octagon Investment Partners 40 Ltd., Series 2019-1A, Class D, 3-month LIBOR + 3.800%, 4.024%, 4/20/2031, 144A(e)	1,420,833
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3-month LIBOR + 1.900%, 2.122%, 1/22/2030, 144A(a)(e)	918,544
1,980,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class E1, 3-month LIBOR + 5.000%, 5.224%, 7/20/2032, 144A(e)	1,929,261
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3-month LIBOR + 2.000%, 2.223%, 4/18/2033, 144A(a)(e)	1,735,160
1,585,000	OHA Credit Funding Ltd., Series 2019-4A, Class E, 3-month LIBOR + 6.100%, 6.322%, 10/22/2032, 144A(e)	1,548,123
2,245,000	OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 3-month LIBOR + 3.050%, 3.268%, 7/23/2031, 144A(e)	2,245,253
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.174%, 1/20/2033, 144A(a)(e)	1,562,635
2,070,000	OZLM XXIII Ltd., Series 2019-23A, Class E, 3-month LIBOR + 6.800%, 7.041%, 4/15/2032, 144A(e)	2,052,755
325,000	Palmer Square CLO Ltd., Series 2015-1A, Class CR2, 3-month LIBOR + 3.150%, 3.332%, 5/21/2029, 144A(e)	325,117
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3-month LIBOR + 1.950%, 2.174%, 7/20/2030, 144A(a)(e)	299,570
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3-month LIBOR + 2.000%, 2.224%, 7/20/2029, 144A(a)(e)	2,592,620
1,645,000	Parallel Ltd., Series 2018-2A, Class B, 3-month LIBOR + 2.150%, 2.374%, 10/20/2031, 144A(a)(e)	1,628,261
1,045,000	Pikes Peak CLO 1, Series 2018-1A, Class D, 3-month LIBOR + 3.150%, 3.368%, 7/24/2031, 144A(e)	1,025,567
3,885,000	Pikes Peak CLO 3, Series 2019-3A, Class E, 3-month LIBOR + 6.860%, 7.078%, 4/25/2030, 144A(e)	3,872,801
340,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 3.359%, 4/20/2034, 144A(e)	339,999
920,000	Regatta XIII Funding Ltd., Series 2018-2A, Class C, 3-month LIBOR + 3.100%, 3.341%, 7/15/2031, 144A(e)	918,960
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3-month LIBOR + 1.900%, 2.141%, 10/15/2029, 144A(a)(e)	2,534,099
920,000	TCW CLO Ltd., Series 2018-1, Class D, 3-month LIBOR + 2.910%, 3.128%, 4/25/2031, 144A(e)	911,537
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3-month LIBOR + 2.150%, 2.391%, 4/15/2033, 144A(a)(e)	1,031,826
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3-month LIBOR + 2.150%, 2.374%, 4/20/2033, 144A(a)(e)	611,589

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations – continued
$895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3-month LIBOR + 5.750%, 5.968%, 7/25/2031, 144A(e)	$848,928
780,000	VERDE CLO Ltd., Series 2019-1A, Class E, 3-month LIBOR + 6.900%, 7.141%, 4/15/2032, 144A(e)	772,773
695,000	Voya CLO Ltd, Series 2019-3A, Class D, 3-month LIBOR + 3.850%, 4.073%, 10/17/2032, 144A(e)	698,693
2,435,000	York CLO-7 Ltd., Series 2019-2A, Class D, 3-month LIBOR + 3.800%, 4.022%, 1/22/2033, 144A(e)	2,450,863

	Total Collateralized Loan Obligations (Identified Cost $68,535,419)	72,781,928

Shares
Common Stocks – 3.5%
	Aerospace & Defense – 0.0%
1,371	Lockheed Martin Corp.	506,585

	Air Freight & Logistics – 0.1%
6,552	Expeditors International of Washington, Inc.	705,585
2,886	United Parcel Service, Inc., Class B	490,591

		1,196,176

	Banks – 0.1%
13,370	Bank of America Corp.	517,285
7,157	Citigroup, Inc.	520,672
1,274	JPMorgan Chase & Co.	193,941
8,276	Truist Financial Corp.	482,656

		1,714,554

	Biotechnology – 0.0%
7,153	Gilead Sciences, Inc.	462,298

	Building Products – 0.0%
8,517	Masco Corp.	510,168

	Capital Markets – 0.1%
9,276	Artisan Partners Asset Management, Inc., Class A	483,929
7,507	Charles Schwab Corp. (The)	489,306
6,103	Morgan Stanley	473,959
1,362	S&P Global, Inc.	480,609

		1,927,803

	Chemicals – 0.2%
138,555	Hexion Holdings Corp., Class B(h)	2,112,964

	Communications Equipment – 0.1%
10,231	Cisco Systems, Inc.	529,045
1,364	Ubiquiti, Inc.	406,881

		935,926

	Construction Materials – 0.2%
362,679	Cemex SAB de CV, Sponsored ADR(h)	2,527,873

Shares	Description	Value (†)
Common Stocks – continued
	Diversified Telecommunication Services – 0.0%
8,156	Verizon Communications, Inc.	$474,271

	Electronic Equipment, Instruments & Components – 0.0%
2,083	TE Connectivity Ltd.	268,936

	Entertainment – 0.0%
4,618	Activision Blizzard, Inc.	429,474

	Food & Staples Retailing – 0.0%
1,323	Costco Wholesale Corp.	466,331

	Health Care Equipment & Supplies – 0.0%
3,885	Abbott Laboratories	465,578

	Health Care Providers & Services – 0.3%
1,561	Anthem, Inc.	560,321
17,950	CVS Health Corp.	1,350,379
2,629	HCA Healthcare, Inc.	495,146
968	Humana, Inc.	405,834
1,404	UnitedHealth Group, Inc.	522,386

		3,334,066

	Hotels, Restaurants & Leisure – 0.1%
305	Booking Holdings, Inc.(h)	710,601
2,173	McDonald’s Corp.	487,056
6,587	Starbucks Corp.	719,762

		1,917,419

	Household Durables – 0.0%
5,877	DR Horton, Inc.	523,758

	Household Products – 0.1%
7,993	Procter & Gamble Co. (The)	1,082,492

	Insurance – 0.1%
2,704	Allstate Corp. (The)	310,690
5,318	Progressive Corp. (The)	508,454

		819,144

	IT Services – 0.2%
1,809	Accenture PLC, Class A	499,736
3,177	MasterCard, Inc., Class A	1,131,171
2,990	Visa, Inc., Class A	633,073

		2,263,980

	Life Sciences Tools & Services – 0.0%
948	Thermo Fisher Scientific, Inc.	432,648

	Machinery – 0.1%
890	Cummins, Inc.	230,608
1,476	Deere & Co.	552,231
1,687	Parker-Hannifin Corp.	532,130

		1,314,969

Shares	Description	Value (†)
Common Stocks – continued
	Media – 0.1%
8,720	Comcast Corp., Class A	$471,839
6,277	Fox Corp., Class A	226,663
18,205	Interpublic Group of Cos., Inc. (The)	531,586
3,626	Nexstar Media Group, Inc., Class A	509,199

		1,739,287

	Metals & Mining – 0.0%
8,101	Newmont Corp.	488,247

	Multiline Retail – 0.1%
2,098	Dollar General Corp.	425,097
2,450	Target Corp.	485,271

		910,368

	Oil, Gas & Consumable Fuels – 0.3%
14,685	California Resources Corp.(h)	353,321
4,869	Chevron Corp.	510,223
16,719	Enterprise Products Partners LP	368,153
8,652	Exxon Mobil Corp.	483,041
29,370	Western Midstream Partners LP	545,988
32,298	Whiting Petroleum Corp.(h)	1,144,964

		3,405,690

	Personal Products – 0.1%
2,679	Estee Lauder Cos., Inc. (The), Class A	779,187

	Pharmaceuticals – 0.2%
7,618	Bristol-Myers Squibb Co.	480,924
11,162	Johnson & Johnson	1,834,475
6,152	Merck & Co., Inc.	474,258
13,331	Pfizer, Inc.	482,982

		3,272,639

	REITs - Diversified – 0.1%
2,069	American Tower Corp.	494,615
2,637	Crown Castle International Corp.	453,907

		948,522

	Road & Rail – 0.1%
7,082	Ryder System, Inc.	535,753
1,950	Union Pacific Corp.	429,800

		965,553

	Semiconductors & Semiconductor Equipment – 0.3%
4,049	Applied Materials, Inc.	540,946
7,503	Intel Corp.	480,192
1,440	KLA Corp.	475,776
806	Lam Research Corp.	479,764
837	NVIDIA Corp.	446,899
3,257	QUALCOMM, Inc.	431,846
2,471	Skyworks Solutions, Inc.	453,379

Shares	Description	Value (†)
Common Stocks – continued
	Semiconductors & Semiconductor Equipment – continued
2,632	Texas Instruments, Inc.	$497,422

		3,806,224

	Software – 0.1%
1,190	Intuit, Inc.	455,842
1,994	Microsoft Corp.	470,125
7,343	Oracle Corp.	515,258

		1,441,225

	Specialty Retail – 0.1%
1,613	Home Depot, Inc. (The)	492,368
2,669	Lowe’s Cos., Inc.	507,591

		999,959

	Technology Hardware, Storage & Peripherals – 0.1%
13,172	Apple, Inc.	1,608,960

	Textiles, Apparel & Luxury Goods – 0.1%
1,234	LVMH Moet Hennessy Louis Vuitton SE	824,251
3,057	NIKE, Inc., Class B	406,245

		1,230,496

	Tobacco – 0.1%
9,752	Altria Group, Inc.	498,912
5,161	Philip Morris International, Inc.	457,987

		956,899

	Total Common Stocks (Identified Cost $43,704,885)	48,240,669

Preferred Stocks – 1.3%
	Banking – 0.7%
2,853	Bank of America Corp., Series L, 7.250%(a)	3,988,494
3,705	Wells Fargo & Co., Class A, Series L, 7.500%(a)	5,251,504

		9,239,998

	Electric – 0.1%
23,032	NextEra Energy, Inc., 5.279%	1,140,775

	Food & Beverage – 0.3%
42,272	Bunge Ltd., 4.875%	4,868,950

	Healthcare – 0.2%
29,421	Boston Scientific Corp., Series A, 5.500%	3,155,696

	Midstream – 0.0%
2,329	El Paso Energy Capital Trust I, 4.750%	116,753

Shares	Description	Value (†)
Preferred Stocks – continued
	Total Preferred Stocks (Identified Cost $17,568,245)	$18,522,172

Other Investments – 0.1%
	Aircraft ABS – 0.1%
$900	ECAF I Blocker Ltd.(c)(d)(f)(g) (Identified Cost $9,000,000)	968,220

Principal Amount (‡)
Short-Term Investments – 14.2%
66,478,260	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2021 at 0.000% to be repurchased at $66,478,260 on 4/01/2021 collateralized by $65,178,700 U.S. Treasury Note 1.500% due 11/30/2024 valued at $67,807,896 including accrued interest(n)	66,478,260
31,410,000	U.S. Treasury Bills, 0.056%, 3/24/2022(o)	31,389,754
4,670,000	U.S. Treasury Bills, 0.105%-0.118%, 11/04/2021(a)(o)(p)(q)	4,668,944
13,330,000	U.S. Treasury Bills, 0.113%, 9/09/2021(o)	13,328,584
13,370,000	U.S. Treasury Bills, 0.115%, 6/17/2021(a)(o)	13,369,571
22,800,000	U.S. Treasury Bills, 0.121%, 5/20/2021(o)	22,799,534
22,840,000	U.S. Treasury Bills, 0.135%, 7/15/2021(o)	22,839,001
23,500,000	U.S. Treasury Bills, 0.136%, 8/12/2021(o)	23,498,510

	Total Short-Term Investments (Identified Cost $198,343,313)	198,372,158

	Total Investments – 98.4% (Identified Cost $1,379,336,474)	1,376,239,821
	Other assets less liabilities – 1.6%	22,620,182

	Net Assets – 100.0%	$1,398,860,003

Written Options – (0.0%)
Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities – (0.0%)
Accenture PLC, Call	4/16/2021	275.00	(800)	$(221,000)	$(2,334)	$(3,880)
Activision Blizzard, Inc., Call	4/16/2021	110.00	(3,200)	(297,600)	(2,638)	(256)
American Tower Corp., Call	4/16/2021	240.00	(900)	(215,154)	(2,760)	(3,083)
Applied Materials, Inc., Call	4/16/2021	135.00	(2,800)	(374,080)	(6,833)	(12,670)
Bank of America Corp., Call	4/16/2021	37.00	(9,600)	(371,424)	(8,900)	(20,640)
Chevron Corp., Call	4/16/2021	105.00	(3,000)	(314,370)	(8,512)	(6,990)
Comcast Corp., Call	4/16/2021	55.00	(3,900)	(211,029)	(3,850)	(2,204)

Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
Crown Castle International Corp., Call	4/16/2021	175.00	(1,600)	$(275,408)	$(3,083)	$(3,040)
Cummins, Inc., Call	4/16/2021	270.00	(400)	(103,644)	(1,467)	(780)
Deere & Co., Call	4/16/2021	350.00	(600)	(224,484)	(5,984)	(15,630)
DR Horton, Inc., Call	4/16/2021	90.00	(3,600)	(320,832)	(3,705)	(7,182)
EXXON Mobil Corp., Call	4/16/2021	60.00	(5,400)	(301,482)	(6,896)	(1,566)
FOX Corp., Call	4/16/2021	37.00	(3,500)	(126,385)	(4,645)	(3,500)
Gilead Sciences, Inc., Call	4/16/2021	70.00	(4,400)	(284,372)	(2,903)	(506)
HCA Healthcare, Inc., Call	4/16/2021	190.00	(1,600)	(301,344)	(6,111)	(6,000)
Humana, Inc., Call	4/16/2021	400.00	(300)	(125,775)	(2,300)	(6,915)
Intel Corp., Call	4/16/2021	70.00	(5,300)	(339,200)	(3,854)	(875)
Intuit, Inc., Call	4/16/2021	440.00	(500)	(191,530)	(3,933)	(200)
JPMorgan Chase & Co., Call	4/16/2021	160.00	(700)	(106,561)	(1,853)	(791)
KLA Corp., Call	4/16/2021	380.00	(700)	(231,280)	(2,917)	(788)
Lam Research Corp., Call	4/16/2021	660.00	(400)	(238,096)	(5,567)	(1,090)
Lowe’s Cos., Inc., Call	4/16/2021	195.00	(1,600)	(304,288)	(3,371)	(2,936)
MasterCard, Inc., Call	4/16/2021	365.00	(600)	(213,630)	(3,760)	(2,175)
Microsoft Corp., Call	4/16/2021	255.00	(800)	(188,616)	(2,132)	(292)
Morgan Stanley, Call	4/16/2021	85.00	(4,400)	(341,704)	(6,253)	(1,694)
Nexstar Media Group, Inc., Call	4/16/2021	140.00	(2,300)	(322,989)	(12,574)	(12,420)
NIKE, Inc., Call	4/16/2021	155.00	(1,300)	(172,757)	(2,375)	(58)
NVIDIA Corp., Call	4/16/2021	690.00	(500)	(266,965)	(6,983)	(87)
Oracle Corp., Call	4/16/2021	67.50	(4,600)	(322,782)	(7,577)	(13,501)
Pfizer, Inc., Call	4/16/2021	37.00	(4,700)	(170,281)	(1,632)	(1,081)
Philip Morris International, Inc., Call	4/16/2021	90.00	(2,700)	(239,598)	(2,701)	(2,106)
Skyworks Solutions, Inc., Call	4/16/2021	210.00	(1,500)	(275,220)	(5,951)	(337)
Target Corp., Call	4/16/2021	210.00	(1,500)	(297,105)	(4,528)	(772)
TE Connectivity Ltd., Call	4/16/2021	140.00	(600)	(77,466)	(1,420)	(225)
Texas Instruments, Inc., Call	4/16/2021	190.00	(1,600)	(302,384)	(3,227)	(5,640)
Ubiquiti, Inc., Call	4/16/2021	380.00	(800)	(238,640)	(6,374)	(840)
Union Pacific Corp., Call	4/16/2021	220.00	(1,200)	(264,492)	(4,678)	(5,370)
United Parcel Service, Inc., Call	4/16/2021	175.00	(1,000)	(169,990)	(1,928)	(1,065)

Total					$(168,509)	$(149,185)

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source.

Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations.

Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively.

Option contracts on foreign indices are priced at the most recent settlement price.

Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively.

Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available.

Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of March 31, 2021, securities and other investments of the funds included in net assets were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$3,080,256	0.2%	$8,781,659	0.6%

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.

(††)	Options on securities are expressed as shares.

(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.

(††††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

(b)

Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of March 31, 2021 is disclosed.

(c)	Fair valued by the Fund’s adviser. At March 31, 2021, the value of these securities amounted to $8,781,659 or 0.6% of net assets.

(d)	Level 3 security. Value has been determined using significant unobservable inputs.

(e)	Variable rate security. Rate as of March 31, 2021 is disclosed.

(f)	Securities subject to restriction on resale. At March 31, 2021, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	6/18/2015	$9,000,000	$968,220	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	2,318,265	868,436	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	1,046,820	159,849	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	2,657,606	—	—

(g)	Illiquid security.

(h)	Non-income producing security.

(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At March 31, 2021, the value of these securities amounted to $3,080,256 or 0.2% of net assets.

(j)	Perpetual bond with no specified maturity date.

(k)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

(l)	Position is unsettled. Contract rate was not determined at March 31, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.

(m)

Variable rate security. Rate shown represents the weighted average rate of underlying contracts at March 31, 2021. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(n)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2021, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(p)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(q)

The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

(r)	New issue unsettled as of March 31, 2021. Coupon rate does not take effect until settlement date.
(s)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the value of Rule 144A holdings amounted to $661,595,012 or 47.3% of net assets.

ABS	Asset-Backed Securities
ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

ARS	Auction Rate Security
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SAFEX	South African Futures Exchange
SLM	Sallie Mae
ARS	Argentine Peso

BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
MXN	Mexican Peso
ZAR	South African Rand

Swap Agreements

The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

At March 31, 2021, the Fund had the following open bilateral credit default swap agreements:

Buy Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	United Mexican States	(1.00%)	6/20/2026	21,525,000	$86,559	$145,117	$58,558

At March 31, 2021, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
330,000,000	ZAR	5/07/2030	7.580%	3-month SAFEX-JIBAR	$(330,003)	$(331,479)

At March 31, 2021, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY Series 36 500, 5-Year	5.00%	6/20/2026	3.08%	$50,100,000	$4,469,080	$4,538,663	$69,583

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
[1]	Payments are made quarterly.
[2]	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.
^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	6/02/2021	BRL	S	3,460,000	$613,693	$612,419	$1,274
Bank of America, N.A.	6/02/2021	BRL	S	14,416,000	2,530,950	2,551,626	(20,676)
Bank of America, N.A.	4/26/2021	CAD	S	3,020,000	2,394,731	2,403,250	(8,519)
Bank of America, N.A.	4/26/2021	EUR	S	1,665,000	2,029,273	1,953,355	75,918
Barclays Bank PLC	4/26/2021	EUR	S	1,955,000	2,382,441	2,293,580	88,861
Deutsche Bank AG	4/30/2021	GBP	S	1,400,000	1,918,357	1,930,195	(11,838)
HSBC Bank USA	5/17/2021	EUR	S	590,000	716,950	692,484	24,466

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	4/08/2021	COP	S	5,186,874,000	$1,499,530	$1,416,482	$83,048
Morgan Stanley Capital Services, Inc.	4/30/2021	EUR	S	1,480,000	1,791,968	1,736,460	55,508
Morgan Stanley Capital Services, Inc.	4/30/2021	ZAR	S	315,790,000	20,459,213	21,324,387	(865,174)
Standard Chartered Bank	4/06/2021	EUR	B	5,280,000	6,299,922	6,191,856	(108,066)
Standard Chartered Bank	4/06/2021	EUR	S	5,280,000	6,503,772	6,191,856	311,916

Total							$(373,282)

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	6/21/2021	187$	29,989,718	$28,909,031	$1,080,687
Ultra 10 Year U.S. Treasury Note	6/21/2021	296	42,571,660	42,531,500	40,160
Ultra Long U.S. Treasury Bond	6/21/2021	266	48,592,450	48,204,187	388,263

Total					$1,509,110

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$90,078,668	$3,151,262	(a)	$93,229,930
ABS Other	—	68,830,660	1,028,285	(b)(c)	69,858,945
Non-Agency Commercial Mortgage-Backed Securities	—	37,124,221	1,803,892	(d)	38,928,113
All Other Non-Convertible Bonds*	—	776,667,939	—		776,667,939

Total Non-Convertible Bonds	—	972,701,488	5,983,439		978,684,927

Convertible Bonds*	—	51,408,412	—		51,408,412

Total Bonds and Notes	—	1,024,109,900	5,983,439		1,030,093,339

Senior Loans*	—	7,261,335	—		7,261,335
Collateralized Loan Obligations	—	70,951,928	1,830,000	(b)	72,781,928
Common Stocks
Chemicals	—	2,112,964	—		2,112,964
Textiles, Apparel & Luxury Goods	406,245	824,251	—		1,230,496
All Other Common Stocks*	44,897,209	—	—		44,897,209

Total Common Stocks	45,303,454	2,937,215	—		48,240,669

Preferred Stocks
Food & Beverage	—	4,868,950	—		4,868,950
All Other Preferred Stocks*	13,653,222	—	—		13,653,222

Total Preferred Stocks	13,653,222	4,868,950	—		18,522,172

Other Investments*	—	—	968,220	(d)	968,220
Short-Term Investments	—	198,372,158	—		198,372,158

Total Investments	58,956,676	1,308,501,486	8,781,659		1,376,239,821

Bilateral Credit Default Swap Agreements (unrealized appreciation)	—	58,558	—		58,558
Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	69,583	—		69,583
Forward Foreign Currency Contracts (unrealized appreciation)	—	640,991	—		640,991
Futures Contracts (unrealized appreciation)	1,509,110	—	—		1,509,110

Total	$60,465,786	$1,309,270,618	$8,781,659		$1,378,518,063

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$(149,185)	$—	$—	$(149,185)
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	—	(331,479)	—	(331,479)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(1,014,273)	—	(1,014,273)

Total	$(149,185)	$(1,345,752)	$—	$(1,494,937)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Fair valued by the Fund’s adviser using a broker dealer bid price provided by a single market maker ($3,150,000) or Fair valued by the Fund’s adviser ($1,262).
(b)	Fair valued by the Fund’s adviser using a broker dealer bid price provided by a single market maker.
(c)	Includes a security fair valued at zero by the Fund’s adviser using level 3 inputs.
(d)	Fair valued by the Fund’s adviser.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2020 and/or March 31, 2021:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2021		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2021
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—		$—	$—	$1,283	$3,149,979	$—	$—	$—	$3,151,262		$1,283
ABS Other	1,475,243	(a)	—	—	59,541	64,641	—	—	(571,140)	1,028,285	(a)	59,541
Non-Agency Commercial Mortgage-Backed Securities	4,742,511		—	—	(2,938,619)	—	—	—	—	1,803,892		(2,938,619)
Collateralized Loan Obligations	—		—	—	—	1,830,000	—	—	—	1,830,000		—
Loan Participations
ABS Other	580,841		23	(410,923)	478,413	34,327	(682,681)	—	—	—		—
Preferred Stocks
Energy	—	(a)	—	(1,062,020)	1,062,020	—	—	—	—	—		—
Other Investments
Aircraft ABS	1,130,400		—	—	(162,180)	—	—	—	—	968,220		(162,180)

Total	$7,928,995		$23	$(1,472,943)	$(1,499,542)	$5,078,947	$(682,681)	$—	$(571,140)	$8,781,659		$(3,039,975)

(a)	Includes a security fair valued at zero using level 3 inputs.

A debt security valued at $571,140 was transferred from Level 3 to Level 2 during the period ended March 31, 2021. At December 31, 2020, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At March 31, 2021, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. During the period ended March 31, 2021, the Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure and engaged in credit default swap agreements (as a protection seller) to gain investment exposure.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the period ended March 31, 2021, the Fund engaged in forward foreign currency contracts for hedging purposes and to gain exposure to foreign currencies.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts and interest rate swap agreements to gain investment exposure. During the period ended March 31, 2021, the Fund engaged in futures contracts for hedging and duration management purposes and interest rate swap agreements for hedging purposes and to gain investment exposure.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. During the period ended March 31, 2021, the Fund engaged in option contracts for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of March 31, 2021:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Swap agreements at value	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$640,991	$—	$—	$640,991
Credit contracts	—	—	145,117	145,117

Total over-the counter asset derivatives	$640,991	$—	$145,117	$786,108

Exchange-traded/cleared asset derivatives
Interest rate contracts	$—	$1,509,110	$—	$1,509,110
Credit contracts	—	—	4,538,663	4,538,663

Total exchange-traded/cleared asset derivatives	$—	$1,509,110	$4,538,663	$6,047,773

Total asset derivatives	$640,991	$1,509,110	$4,683,780	$6,833,881

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Swap agreements at value	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(1,014,273)	$—	$(1,014,273)

Total over-the counter liability derivatives	$—	$(1,014,273)	$—	$(1,014,273)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(330,003)	$(330,003)
Equity contracts	(149,185)	—	—	(149,185)

Total exchange-traded/cleared liability derivatives	$(149,185)	$—	$(330,003)	$(479,188)

Total liability derivatives	$(149,185)	$(1,014,273)	$(330,003)	$(1,493,461)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

OTC derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of March 31, 2021, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty:	Derivatives	Collateral Pledged
Deutsche Bank AG	$(11,838)	$—
Morgan Stanley Capital Services, Inc.	(726,618)	547,962

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of March 31, 2021:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$ 24,558,038	$23,500,281

Net loss amount reflects cash received as collateral of $270,000.

Industry Summary at March 31, 2021 (Unaudited)

ABS Home Equity	6.7%
ABS Car Loan	5.0
ABS Other	5.0
Finance Companies	4.0
Banking	3.9
Technology	3.6
Aerospace & Defense	3.2
Wireless	2.9
Consumer Cyclical Services	2.8
Non-Agency Commercial Mortgage-Backed Securities	2.8
Cable Satellite	2.8
Pharmaceuticals	2.4
Treasuries	2.3
Electric	2.1
Government Owned - No Guarantee	2.0
Other Investments, less than 2% each	27.5
Short-Term Investments	14.2
Collateralized Loan Obligations	5.2

Total Investments	98.4
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	1.6

Net Assets	100.0%